                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                CombiChem, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                COMBICHEM, INC.
                              9050 CAMINO SANTA FE
                          SAN DIEGO, CALIFORNIA 92121

                                 April 6, 1999

Dear fellow stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of CombiChem, Inc., which will be held in the Delphi Room at the Hyatt Regency La Jolla Aventine, 3777 La Jolla Village Drive, San Diego, California on May 6, 1999 at 10:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement which you are urged to read carefully.

     Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you on May 6, 1999.

                                           Sincerely,
                                           /s/ VICENTE ANIDO, JR.

                                           Vicente Anido, Jr.
                                           President, Chief Executive Officer
                                           and Director

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

                                COMBICHEM, INC.
                              9050 CAMINO SANTA FE
                          SAN DIEGO, CALIFORNIA 92121

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 6, 1999

     The Annual Meeting of Stockholders of CombiChem, Inc. ("CombiChem" or the "Company") will be held in the Delphi Room at the Hyatt Regency La Jolla Aventine, 3777 La Jolla Village Drive, San Diego, California on Thursday, May 6, 1999 at 10:00 a.m. for the following purposes:

     1. To elect two directors to hold office for a term of three years or until their respective successors are elected and qualified.

     2. To approve an amendment to the Company's 1997 Stock Incentive Plan to increase the authorized number of shares of Common Stock available for issuance under the Plan by 1,000,000 shares.

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     4. To transact such other business which may properly come before the Annual Meeting or any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on March 31, 1999 will be entitled to vote at the Annual Meeting and at any adjournment thereof. The transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

                                          By Order of the Board of Directors
                                          /s/ FAYE H. RUSSELL

Dated: April 6, 1999                      Faye H. Russell
                                          Secretary

     ABSTENTIONS AND BROKER NONVOTES WILL BE COUNTED FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT AT THE ANNUAL MEETING. ABSTENTIONS WILL HAVE THE EFFECT OF NEGATIVE VOTES. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, IF YOU WISH TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

                                COMBICHEM, INC.
                              9050 CAMINO SANTA FE
                          SAN DIEGO, CALIFORNIA 92121

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 6, 1999

     The enclosed proxy is solicited on behalf of the Board of Directors of CombiChem, Inc., a Delaware corporation ("CombiChem" or the "Company"), for use at the annual meeting of stockholders to be held on May 6, 1999, and at any adjournment or postponement of the annual meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. in the Delphi Room at the Hyatt Regency La Jolla Aventine, 3777 La Jolla Village Drive, San Diego, California. All stockholders of record on March 31, 1999 will be entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and accompanying proxy (the "Proxy") were first mailed to stockholders on or about April 6, 1999.

     The mailing address of the principal executive office of the Company is 9050 Camino Santa Fe, San Diego, California 92121.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders (collectively, the "Proposals"). Each Proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     On March 31, 1999, there were 13,450,421 shares of Common Stock outstanding. Each holder of Common Stock is entitled to one vote on all matters brought before the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

     Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will have the effect of negative votes and broker non-votes will not be counted in determining whether any Proposal has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 9050 Camino Santa Fe, San Diego, California 92121, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents

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of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of seven members. The Board of Directors is classified into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of stockholders. At the meeting, two directors will be elected to hold office for three years or until their successors are elected and qualified. Peter L. Myers, Ph.D. and Michael J. Pazzani, Ph.D., who are presently serving as directors, have been nominated for re-election by the Board of Directors. Unless the enclosed proxy withholds authority to vote for one or more of the nominees or is a broker non-vote, the shares represented by such proxy will be voted for the election of the directors as the Board's nominee. If either nominee is unable to serve, which is not expected, the shares represented by the enclosed proxy will be voted for such other candidate as may be nominated by the Board of Directors.

VOTE REQUIRED

     The two candidates receiving the highest number of affirmative votes of the stockholders entitled to vote at the Annual Meeting will be elected directors of CombiChem. Unless otherwise instructed, the proxyholders will vote each returned proxy for the nominees named below, for election to the class indicated below, or for as many nominees of the Board of Directors as possible, such votes to be distributed among such nominees in the manner as the proxyholders see fit.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends a vote FOR Dr. Myers and Dr. Pazzani.

NOMINEES FOR ELECTION TO TERMS WHICH EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2002

     PETER L. MYERS, PH.D., 55. Dr. Myers has served as a Director, Vice President and Chief Scientific Officer of the Company since joining the Company in March 1995. Dr. Myers has also served as Chief Operating Officer of the Company since September 1995 and served as the acting Chief Executive Officer from September 1995 to March 1996. Prior to joining the Company, Dr. Myers served as Vice President, Drug Discovery and Development at Onyx Pharmaceuticals Inc. from November 1993 through March 1995, where he was responsible for all aspects of drug discovery and development leading to potential novel classes of anti-cancer drugs. Prior to that, Dr. Myers served as Vice President, Chemistry Research of Glaxo Inc. Research Institute from January 1991 through December 1993. Dr. Myers holds a B.S. in Chemistry and a Ph.D. in Organic Chemistry from Leeds University.

     MICHAEL J. PAZZANI, PH.D., 40. Dr. Pazzani has served as a Director of the Company since March 1999. Dr. Pazzani is Chair of the Department of Information and Computer Science and a Professor of Information & Computer Science and Cognitive Science at the University of California, Irvine. He has been affiliated with the University of California, Irvine, since 1988. Dr. Pazzani holds B.S. and M.S. degrees in Computer Engineering from the University of Connecticut and a Ph.D. in Computer Science from the University of California, Los Angeles.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2000

     PHILIPPE O. CHAMBON, M.D., PH.D., 40. Dr. Chambon has served as a Director of the Company since August 1995. Dr. Chambon is a General Partner of the Sprout Group. He joined Sprout in May 1995. From May 1993 to April 1995, Dr. Chambon served as Manager in the Healthcare Practice of The Boston Consulting Group, a leading management consulting firm. Previously, Dr. Chambon was an executive with Sandoz Pharmaceuticals Corporation, a leading pharmaceutical company, from September 1987 to April 1993. In his last capacity there, he was the Executive Director of New Product Management. He is currently a
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director of Transcend Therapeutics and of several private companies. Dr. Chambon received an M.D. (with honors) and Ph.D. from the University of Paris and an M.B.A. from Columbia University. Dr. Chambon currently serves as a member of the Company's Audit Committee.

     WILLIAM SCOTT, PH.D., 58. Dr. Scott has served as a Director of the Company since January 1997. Since March 1997, Dr. Scott has served as the Chief Executive Officer of Physiome Sciences, Inc. From 1983 until December 1996, Dr. Scott served in various executive positions with Bristol-Myers Squibb Pharmaceutical Research Institute and as its Senior Vice President, Drug Discovery Research since 1991. Dr. Scott received a B.S. in Chemistry from the University of Illinois and a Ph.D. in Biochemistry from the California Institute of Technology and was an NIH Postdoctoral Fellow at The Rockefeller University. Dr. Scott serves on the Board of Directors of a private company. Dr. Scott currently serves as a member of the Company's Compensation Committee.

DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2001

     VICENTE ANIDO, JR., PH.D., 46. Dr. Anido has served as President and Chief Executive Officer and as a Director of the Company since joining the Company in March 1996. Prior to that, Dr. Anido served as President of the Americas Region at Allergan, Inc. from June 1993, where he was responsible for that company's commercial operations for North and South America with approximately $500 million in revenue. Prior to that, Dr. Anido spent almost 18 years at Marion Laboratories and Marion Merrell Dow, Inc. and served as Vice President, Business Management of its U.S. Prescription Products Division from 1991 until June 1993. Dr. Anido holds a B.S. in Pharmacy from West Virginia University, an M.S. in Pharmaceutical Sciences from West Virginia University and a Ph.D. in Pharmacy Administration from the University of Missouri, Kansas City.

     ARTHUR REIDEL, 48. Mr. Reidel has served as a Director of the Company since September 1997. He currently serves as President, Chief Executive Officer and Chairman of the Board of Pharsight Corporation, a privately held software corporation, a position he has held since April 1996, and as a director from April 1995. Prior to that, he was a private investor/consultant from April 1995 to March 1996. From October 1994 to March 1995, he served as Vice President, Business Development of Viewlogic Systems, Inc., a publicly held software firm. Mr. Reidel served as a director of MacNeil-Schwendler from December 1993 until June 1998 and he is currently a director of Formation Systems, Inc., a position he has held since 1996. Mr. Reidel has also served as President and Chief Executive Officer, Sunrise Test Systems, Inc., a privately held software firm, from December 1992 to March 1994 (Viewlogic Systems, Inc. acquired Sunrise Test Systems, Inc. in September 1994), and Vice President of Weitek Corporation from July 1991 to December 1992. Mr. Reidel received a B.S. in mathematics from Massachusetts Institute of Technology. Mr. Reidel currently serves as a member of the Company's Compensation Committee.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors met a total of six times and acted by unanimous written consent a total of two times during the year ended December 31, 1998. Each of the directors nominated for re-election attended at least 75% of the aggregate of (i) total meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

     The Company has a standing Audit Committee currently composed of Dr. Chambon and Mr. Pierre Lamond. Mr. Lamond is not standing for re-election at the annual meeting. The Audit Committee met one time in 1998. The Audit Committee assists in selecting the independent auditors, designating the services they are to perform and in maintaining effective communication with those auditors.

     The Company also has a standing Compensation Committee currently composed of Mr. Reidel and Dr. Scott. The Compensation Committee met four times and acted by unanimous written consent one time in 1998. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for executive officers and key employees of the Company, including salary and stock options. The Compensation Committee is also responsible for granting stock awards, stock options and stock appreciation rights and other awards to be made under the Company's existing incentive compensation plans.
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

     Additionally, the Company established a standing Nominating Committee in February 1999. Dr. Anido and Dr. Chambon were appointed to serve on such committee. The Nominating Committee is responsible for putting forth names of suitable nominees to be elected to serve as directors of the Corporation.

DIRECTOR COMPENSATION

     The Company reimburses its directors for all reasonable and necessary travel and other incidental expenses incurred in connection with their attendance at meetings of the Board. Directors are not currently compensated for serving on the Board. Each individual who becomes a non-employee Board member will receive a 20,000-share option grant on the date such individual joins the Board. In addition, each such non-employee Board member who continues to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock at each subsequent annual meeting, provided such individual has served on the Board for at least six months. These options will have an exercise price equal to 100% of the fair market value of the Common Stock on the grant date. The shares subject to each 20,000-share automatic option grant will vest over a four-year period, with 25% of the option shares vesting upon completion of one year of Board service from the grant date and the balance of the option shares vesting in equal monthly installments over the optionee's continued period of Board service over the next three years. The shares subject to each 5,000-share annual automatic option will vest upon the optionee's completion of one year of Board service measured from the grant date. In May 1998, Dr. Chambon and Mr. Lamond each received a 20,000-share grant exercisable at $8.00 per share. In March 1999, Dr. Pazzani received a 20,000-share grant exercisable at $4.25 per share.

                                   PROPOSAL 2

             APPROVAL OF AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") that will increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1997 Plan by an additional 1,000,000 shares to 2,072,170 shares. The proposed share increase will assure that a sufficient reserve of Common Stock is available under the 1997 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success.

     The 1997 Plan was adopted by the Board of Directors and stockholders in October 1997 as the successor to the Company's 1995 Stock Option Plan (the "1995 Plan"). The 1997 Plan became effective on May 7, 1998 in connection with the initial public offering of the Company's Common Stock, and at that time, all outstanding options under the 1995 Plan were incorporated into the 1997 Plan and the 1995 Plan was accordingly terminated as to all future option grants. The amendment to the 1997 Plan for which stockholder approval is sought under this Proposal No. Two was adopted by the Board in March 1999, subject to stockholder approval at the Annual Meeting.

     The following is a summary of the principal features of the 1997 Plan as amended, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the 1997 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal executive offices in San Diego, California.

EQUITY INCENTIVE PROGRAMS

     The 1997 Plan is divided into five separate components: (i) the Discretionary Option Grant Program under which eligible individuals in the Company's employ or service (including officers, non-employee Board members and consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 100% of their fair market value on the grant date, (ii) the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than 100% of their fair market value at the time of issuance or as a bonus tied to the performance of services, (iii) the Salary

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Investment Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow executive officers and other highly compensated employees the opportunity to apply a portion of their base salary to the acquisition of special below-market stock option grants, (iv) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of their fair market value on the grant date and (v) the Director Fee Option Grant Program which may, in the Plan Administrator's sole discretion, be activated for one or more calendar years and, if so activated, will allow non-employee Board members the opportunity to apply a portion of the annual retainer fee, if any, otherwise payable to them in cash each year to the acquisition of special below-market option grants.

SHARE RESERVE

     2,072,170 shares of Common Stock have been reserved for issuance over the 10 year term of the 1997 Plan, assuming stockholder approval of the 1,000,000-share increase, which forms part of Proposal No. Two. As of March 31, 1999, options for 851,839 shares of Common Stock were outstanding. 1,188,182 shares remain available for future option grants (assuming stockholder approval of the 1,000,000-share increase, which forms part of Proposal No. Two) and 32,449 shares have been issued under the 1997 Plan. Without the proposed increase, only 188,182 shares would be available for future grant.

     Should any option terminate prior to exercise in full, the shares subject to the unexercised portion of that option will be available for subsequent option grants. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share pursuant to the Company's repurchase rights under the Plan will be added back to the number of shares of Common Stock reserved for issuance under the Plan and will accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances made under the Plan. However, shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1997 Plan will not be available for subsequent issuance.

     In no event may any one participant in the 1997 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares in the aggregate per calendar year under the 1997 Plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1997 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1997 Plan, (iii) the number and class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member and (iv) the number and class of securities and the exercise price per share in effect under each outstanding option under the Plan. All such adjustments will be designed to preclude the enlargement or dilution of participant rights and benefits under the Option Plan.

ELIGIBILITY

     Employees, non-employee Board members, and independent consultants and advisors to the Company and its subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

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

     As of March 31, 1999, six executive officers, five non-employee Board members and approximately 91 other employees were eligible to participate in the 1997 Plan, and the five non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1997 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 31, 1999, the closing selling price of the Company's Common Stock was $3.75 per share.

DISCRETIONARY OPTION GRANT AND STOCK ISSUANCE PROGRAMS

     The Discretionary Option Grant Program and the Stock Issuance Program will be administered by the Compensation Committee of the Company. The Compensation Committee as Plan Administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock issuances under those programs, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Investment Option Grant Program in the event that program is activated for one or more calendar years, but neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants under the Salary Investment Option Grant Program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under those three latter programs will be made in strict compliance with the express provisions of each such program.

     The exercise price for the shares of Common Stock subject to option grants made under the 1997 Plan may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a same-day sale program without any cash outlay by the optionee. In addition, the Plan Administrator may provide financial assistance to one or more optionees in the exercise of their outstanding options or the purchase of their unvested shares by allowing such individuals to deliver a full-recourse, interest-bearing promissory note in payment of the exercise price and any associated withholding taxes incurred in connection with such exercise or purchase.

     The Plan Administrator will have the authority, with the consent of the affected option holders, to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the 1995 Plan) in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

     Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock. None of the incorporated options from the 1995 Plan contain any stock appreciation rights.

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity terminates within a designated period following
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

such acquisition. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator will also have the authority to grant options which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation. The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by reason of one or more contested elections for Board membership), with such vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service within a designated period following such change in control. The options incorporated from the 1995 Plan will similarly accelerate and immediately vest upon an acquisition of the Company by merger or asset sale, unless those options are assumed by the successor entity.

SALARY INVESTMENT OPTION GRANT PROGRAM

     In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employee of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $50,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will vest in a series of 12 equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

AUTOMATIC OPTION GRANT PROGRAM

     The Company has previously granted to certain non-employee Board members an option to purchase 20,000 shares of Common Stock, and each non-employee Board member who is serving as such on the Plan Effective Date and who has not received such a grant will automatically receive an option at that time to purchase 20,000 shares of Common Stock. Each individual who first becomes a non-employee Board member at any time after the Plan Effective Date will also receive a 20,000-share option grant on the date such individual joins the Board. In addition and on the date of each Annual Stockholders Meeting held after the Plan Effective Date, each such non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock, provided such individual has served on the Board for at least six months.

     Each automatic grant for the non-employee Board members will have a term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each initial 20,000-share automatic option grant will vest over a four-year period, as follows: (i) 25% of the option shares upon the optionee's completion of one year of Board service measured from the grant date and (ii) the balance of the option shares in a series of 36 successive equal monthly installments upon the optionee's completion of each additional month of service measured from the first anniversary of the grant date. The shares subject to each annual 5,000-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, the shares subject to each automatic option grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member.

DIRECTOR FEE OPTION GRANT PROGRAM

     Should the Director Fee Option Grant Program be activated in the future, each non-employee Board member will have the opportunity to apply all or a portion of any annual retainer fee otherwise payable in cash to the acquisition of a below-market option grant. The option grant will automatically be made on the first trading day in January in the year for which the retainer fee would otherwise be payable in cash. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of shares subject to the option will be determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee invested in that option. The option will become exercisable for the option shares in a series of 12 equal monthly installments over the calendar year for which the election is to be in effect. However, the option will become immediately exercisable for all the option shares upon (i) certain changes in the ownership or control of the Company or
(ii) the death or disability of the optionee while serving as a Board member.

GENERAL PROVISIONS

     Acceleration. The shares subject to each option under the Salary Investment Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will immediately vest upon (i) an acquisition of the Company by merger or asset sale or (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership.

     Stock Appreciation Rights. Limited stock appreciation rights will automatically be included as part of each grant made under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs and may be granted to one or more officers of the Company as part of their option grants under the Discretionary Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

     Financial Assistance. The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant or Stock Issuance Program. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

     Special Tax Election. The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

     Amendment and Termination. The Board may amend or modify the 1997 Plan at any time, subject to any required stockholder approval. The 1997 Plan will terminate on the earliest of (i) October 31, 2007, (ii) the date on which all shares available for issuance under the 1997 Plan have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

STOCK AWARDS

     During the period from May 8, 1998 (the effective date of the Company's initial public offering) through March 31, 1999, under the 1997 Plan, the Company granted to non-employee Board members, Dr. Chambon, Mr. Lamond and Dr. Pazzani, options to purchase 20,000 shares of stock at exercise prices of $4.25 to $8.00 per share. The Company granted to executive officer, Dennis Smith, options to purchase 75,000 shares of stock at an exercise price of $4.13 per share, and to all employees (excluding non-employee directors and executive officers) and consultants as a group, options to purchase 274,000 shares of stock at exercise prices of $4.00 to $6.00 per share. No options were granted to the Company's Chief Executive Officer and each of the other four most highly compensated officers of the Company (reference pg. 15, Summary Compensation Table, for a listing of the "Named Executive Officers").

NEW PLAN BENEFITS

     As of March 31, 1999, no options have been granted and no direct stock issuances have been made on the basis of the proposed share increase, which forms part of this Proposal No. Two.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

     Direct Stock Issuance. The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid under the 1997 Plan will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting is required for approval of the amendment to the 1997 Plan. Should such stockholder approval not be obtained, then the 1,000,000-share increase to the share reserve will not be implemented, and any stock options granted on the basis of the 1,000,000-share increase to the 1997 Plan will immediately terminate without becoming exercisable for the shares of Common Stock subject to those options, and no additional options will be granted on the basis of such share increase. The 1997 Plan will, however, continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1997 Plan in effect prior to the amendments summarized in this Proposal No. Two until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants and direct stock issuances made under the 1997 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR the amendment to the 1997 Plan.

                                   PROPOSAL 3

                 APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1999.

VOTE REQUIRED

     The affirmative vote of a majority of the stockholders represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it believes such a change would be in CombiChem's and its stockholders' best interests.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends a vote FOR the ratification and approval of the selection of Ernst & Young LLP to serve as CombiChem's independent auditors for the year ending December 31, 1999.

                            OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of March 31, 1999, by
(i) all persons who are beneficial owners of 5% or more of the Company's Common Stock, (ii) each director of the Company, (iii) each of the Company's officers named under "Executive Compensation and Other Information -- Summary of Cash and Certain Other Compensation" and (iv) all directors and executive officers of the Company as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share ownership in each case includes shares issuable upon exercise of certain outstanding options as described in the footnotes below. The address for those individuals for which an address is not otherwise indicated is: 9050 Camino Santa Fe, San Diego, CA 92121. Percentage of ownership is calculated pursuant to Commission Rule 13d-3(d)(1).

                                                                             PERCENTAGE
                                             SHARES                          OF SHARES
                                          BENEFICIALLY       OPTIONS        BENEFICIALLY
  NAME AND ADDRESS OF BENEFICIAL OWNER       OWNED        EXERCISABLE(1)       OWNED
  ------------------------------------    ------------    --------------    ------------
Sprout Capital VII, L.P. and affiliated
  entities(2)...........................   1,501,727           20,000           11.3%
  3000 Sand Hill Road
  Building 3, Suite 170
  Menlo Park, CA 94025
Sequoia Capital VI and affiliated
  entities(3)...........................   1,237,999           20,000            9.3%
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, CA 94025
Elan International Services Ltd.........   1,250,000                0            9.3%
  102 St. James Court
  Flatts Smiths, FL04
  Bermuda
Brinson MAP Venture Capital Fund III and
  affiliated entities(4)................     956,452                0            7.1%
  209 S. LaSalle Street
  Chicago, IL 60604-1295
Sorrento Growth Partners I, L.P. and
  affiliated entities(5)................     750,867                0            5.6%
  4370 La Jolla Village Dr., Suite 1040
  San Diego, CA 92122
Pierre R. Lamond........................   1,237,999           20,000            9.3%
Philippe O. Chambon, M.D., Ph.D. .......   1,501,727           20,000           11.3%
Michael Pazzani, Ph.D...................           0           20,000              *
Arthur Reidel...........................      20,000           20,000              *
William Scott, Ph.D. ...................           0           20,000              *
Vicente Anido, Jr., Ph.D. ..............     480,417          100,001            4.3%
Karin Eastham...........................      91,875                0              *
Klaus Gubernator, Ph.D. ................      52,500                0              *
Lee R. McCracken(6).....................      93,750           15,000              *
Peter L. Myers, Ph.D. ..................     222,500           50,001            2.0%
All directors and executive officers as
  a group (10 persons)..................   3,700,770          340,002           29.3%

---------------
 * Represents beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) Represents options exercisable within 60 days of March 31, 1999.

(2) Includes 1,386,329 shares purchased by Sprout Capital VII, L.P., which are held in a voting trust of which First Union Trust Company, National Association ("First Union"), is the voting trustee. First Union has sole voting power of these shares. The address for First Union is One Rodney Square,

    920 King Street, Wilmington, Delaware 19801. Also includes 115,398 shares purchased by DLJ Capital Corporation. DLJ Capital Corporation is the managing general partner of Sprout Capital VII, L.P. Dr. Chambon is a Director of the Company, a general partner of Sprout Capital VII, L.P. and Divisional Vice President of DLJ Capital Corporation. Dr. Chambon disclaims beneficial ownership of the 1,386,329 shares and the 115,398 shares except to the extent of his pecuniary interest therein.

(3) Includes 1,109,962 shares held by Sequoia Capital VI, 60,988 shares held by Sequoia Technology Partners VI, 33,012 shares held by Sequoia XXIV and 15,780 shares held by Sequoia 1995, each of which is affiliated with Sequoia Partners. Sequoia Partners is the general partner of Sequoia Capital VI. Sequoia Partners has eight general partners, who are also the general partners of Sequoia Technology Partners VI. Also includes 16,613 shares, 913 shares and 731 shares held by Sequoia Capital VI, Sequoia Technology Partners VI and Sequoia XXIV, respectively, issuable upon exercise of warrants exercisable within 60 days of February 28, 1998. Mr. Lamond is a Director of the Company and a general partner of Sequoia Partners. Mr. Lamond disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4) Includes 134,113 shares purchased by the First National Bank of Chicago as Custodian to the Brinson Trust Company as Trustee of the Brinson MAP Venture Capital Fund III and 822,340 shares purchased by The First National Bank of Chicago as Custodian to the Brinson Venture Capital Fund III, L.P.

(5) Includes 249,803 shares held by Sorrento Ventures II, L.P. and 501,064 shares held by Sorrento Growth Partners I, L.P.

(6) Includes 8,750 shares held by the Rufus L. McCracken Trust, dated 6/21/91, of which Mr. McCracken is the sole Trustee.

                                   MANAGEMENT

     The executive officers of the Company as of March 31, 1999, are as follows:

           NAME             AGE                     POSITION
           ----             ---                     --------
Vicente Anido, Jr., Ph.D.   46    President, Chief Executive Officer and
                                  Director
Peter L. Myers, Ph.D.       55    Vice President, Chief Scientific Officer,
                                  Chief Operating Officer and Director
Lee R. McCracken            41    Senior Vice President, Corporate Development
                                  and New Business Ventures
Karin Eastham               49    Vice President, Finance and Administration
                                  and Chief Financial Officer
Klaus Gubernator, Ph.D.     45    Vice President, Special Projects
Dennis H. Smith, Ph.D.      56    Vice President, Software R&D

     VICENTE ANIDO, JR., PH.D. Dr. Anido is a director of the Company. See "Election of Directors" for a discussion of Dr. Anido's business experience.

     PETER L. MYERS, PH.D. Dr. Myers is a director of the Company. See "Election of Directors" for a discussion of Dr. Myers' business experience.

     LEE R. MCCRACKEN. Mr. McCracken has served as Senior Vice President, Corporate Development and New Business Ventures since January 1999. Previously, Mr. McCracken held the position of Vice President, Business Development, a position he held since joining the Company in May 1996. Prior to joining the Company, Mr. McCracken served as Vice President, Business Development at Watson Laboratories, the operating subsidiary of Watson Pharmaceuticals, from January 1996 through May 1996. Prior to that, Mr. McCracken served as Managing Director of Pacific Pharma and as Director, Business Development, for the Americas Region at Allergan, Inc. from May 1992 through December 1995. Prior to entering the pharmaceutical industry, Mr. McCracken was a venture capitalist with 3i Capital and Union Venture Corporation. Mr. McCracken received a B.S. in Marketing from Santa Clara University, an M.S. in Computer Science from the University of Dayton and an M.B.A. from The Anderson School at UCLA.

     KARIN EASTHAM. Ms. Eastham joined the Company as Vice President, Finance and Administration and Chief Financial Officer in April 1997. Prior to joining the Company, Ms. Eastham served as Vice President, Finance and Administration and Chief Financial Officer of Cytel Corporation, a drug research and development company, from October 1992 through April 1997. Prior to that, Ms. Eastham was Vice President, Finance and Administration of Pritsker Corporation, a simulation-based computer software company, from May 1990 through October 1992. Ms. Eastham received a B.S. in Accounting and an M.B.A. from Indiana University. She is a Certified Public Accountant.

     KLAUS GUBERNATOR, PH.D. Dr. Gubernator joined the Company in August 1997 as Vice President, Special Projects. Prior to joining the Company, he served as Research Section Head in Pharmaceutical Research at F. Hoffmann-La Roche Ltd. in Basel, Switzerland from January 1987 to June 1997, contributing to cardiovascular and antibacterial projects as well as developing structure-based design and bioinformatics technologies. Dr. Gubernator received his undergraduate in 1979, and his Ph.D. degree in 1982, in Chemistry from the University of Heidelberg.

     DENNIS H. SMITH, PH.D. Dr. Smith joined the Company in October 1998 as Vice President, Software R&D. Prior to joining the Company, Dr. Smith held a variety of senior research and development management positions with MDL Information Systems, Inc. from 1986 through October, 1998, including his most recent position of Senior Vice President and Chief Scientist. MDL provides software systems, databases and other services to help producers and users of chemical and biological products manage and analyze research data. While at MDL, Dr. Smith led major product development efforts, aimed at providing chemical database software and systems for pharmaceutical, agrochemical and biotechnology companies around the world. Dr. Smith received his Ph.D. in Chemistry at the University of California, Berkeley. He received his B.S. in Chemistry from the Massachusetts Institute of Technology.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the aggregate compensation earned by the Company's President and Chief Executive Officer and each of the other four most highly compensated executive officers whose salary and bonus for 1998 exceeded $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company for the year ended December 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                  ANNUAL                          ---------------
                                               COMPENSATION          OTHER          SECURITIES
                                            -------------------      ANNUAL         UNDERLYING       ALL OTHER
    NAME AND PRINCIPAL POSITION      YEAR   SALARY(1)    BONUS    COMPENSATION    OPTIONS/SARs(#)   COMPENSATION
    ---------------------------      ----   ---------   -------   ------------    ---------------   ------------
VICENTE ANIDO, JR., PH.D. (2)....... 1998   $287,712    $64,735     $48,691(3)(4)           0          $2,240(5)
  President, Chief Executive Officer 1997    273,593     58,227           0           100,001               0
  and Director                       1996    200,417     55,226           0           422,417               0
PETER L. MYERS, PH.D.(6)............ 1998    234,605     52,786          --                 0           3,855(5)
  Vice President, Chief Scientific   1997    225,582     42,297           0            50,001           3,855(5)
  Officer, Chief Operating Officer   1996    215,250     43,050          --                 0           4,960(5)
  and Director
LEE R. McCRACKEN(7)................. 1998    158,036     23,705      34,872(4)              0               0
  Senior Vice President,             1997    150,510     33,112      59,739(8)         12,500               0
  Corporate Development and          1996    101,740     16,917          --            72,500               0
  New Business Ventures
KARIN EASTHAM(9).................... 1998    192,200     30,752          --                 0               0
  Vice President, Finance and        1997    133,181     26,350           0            91,875               0
  Administration and Chief Financial
  Officer
KLAUS GUBERNATOR, Ph.D.(10)......... 1998    143,961     28,792          --                 0               0
  Vice President, Special Projects   1997     51,974     10,575           0            52,500               0

---------------
 (1) Includes amounts deferred under the Company's 401(k) Plan.

 (2) Dr. Anido was hired in March 1996.

 (3) Includes $48,000 related to the forgiveness of debt.

 (4) Includes amounts reimbursed for the payment of taxes.

 (5) Payments for life insurance premiums.

 (6) Dr. Myers served as the Company's acting Chief Executive Officer from August 1995 until March 1996.

 (7) Mr. McCracken was hired in May 1996.

 (8) Payments to cover relocation expenses.

 (9) Ms. Eastham was hired in April 1997.

(10) Dr. Gubernator was hired in July 1997.

STOCK OPTIONS

     No stock options or stock appreciation rights ("SARs") were granted to, or exercised by, Named Executive Officers during 1998.

     The following table provides information concerning the value of unexercised options held by each of the Named Executive Officers as of December 31, 1998. No SARs were exercised during 1998 or outstanding as of December 31, 1998.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES
                                                        UNDERLYING                  VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                    DECEMBER 31, 1998               DECEMBER 31, 1998(2)
                                              ------------------------------   ------------------------------
                    NAME                      EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE(1)   UNEXERCISABLE
                    ----                      --------------   -------------   --------------   -------------
Vicente Anido, Jr., Ph.D. ..................     100,001             0            $31,300            $0
Peter L. Myers, Ph.D. ......................      50,001             0             15,650             0
Lee R. McCracken............................           0             0                  0             0
Karin Eastham...............................           0             0                  0             0
Klaus Gubernator, Ph.D. ....................           0             0                  0             0

---------------
(1) The options are immediately exercisable, but any shares purchased thereunder will be subject to repurchase by the Company, at the original option exercise price paid per share, should the employee leave the Company prior to vesting in the shares. As of December 31, 1998, none of these shares had vested.

(2) "Value" is calculated in this table as the fair market price of the Common Stock at fiscal year-end ($4.31) less exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1998, the Compensation Committee of the Company's Board established the levels of compensation for the Company's executive officers. The current members of the Company's Compensation Committee are Mr. Reidel and Dr. Scott. See "Certain Transactions."

EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     In March 1996, the Company and Dr. Anido entered into an agreement whereby Dr. Anido is employed as President and Chief Executive Officer of the Company. Pursuant to his agreement, Dr. Anido was to receive an annual base salary of $260,000 (his current salary is $302,092), which would be reviewed annually by the Board of Directors, and would be eligible for a bonus of up to 25% (currently 35%) of his annual base salary to be awarded at the discretion of the Board of Directors. In the event the Company terminates Dr. Anido's employment without "cause," Dr. Anido will be entitled to receive an aggregate severance benefit of 12 months of his base salary and benefits less amounts received by Dr. Anido from other full-time employment during that period. In addition, pursuant to his employment agreement Dr. Anido received options to purchase 420,000 shares of Common Stock with an exercise price of $0.30 per share. The shares subject to the option vest over Dr. Anido's four-year period of service with the Company measured from the option grant date. Dr. Anido's employment agreement also provides Dr. Anido with a right to maintain his pro rata interest in the Company by purchasing new securities issued in a financing other than a public offering, subject to certain exceptions.

     In March 1995, the Company and Dr. Myers entered into an agreement whereby Dr. Myers is employed as Chief Scientific Officer and Chief Operating Officer of the Company. Pursuant to his agreement, Dr. Myers (i) received a signing bonus of $26,250 towards the purchase of Company stock, (ii) was to receive an annual base salary of $210,000 (his current annual salary is $250,324), which would be reviewed annually by the President and Chief Executive Officer, and (iii) would be eligible for a bonus of up to 25% of his annual base salary to be awarded at the discretion of the Board of Directors. In connection with the employment agreement, Dr. Myers was provided a home loan. In the event the Company terminates Dr. Myers' employment without "cause," Dr. Myers will be entitled to receive an aggregate severance benefit of nine months of his base salary and benefits, unless he obtains full-time employment prior to the end of that period, and nine months accelerated vesting to be applied to any vesting requirements under any stock option or stock purchase agreements outstanding between Dr. Myers and the Company at the time of his termination without cause. Simultaneous with the execution of Dr. Myers' employment agreement, the Company and Dr. Myers entered into a Stock Purchase Agreement whereby Dr. Myers purchased 87,500 shares of Common Stock at $0.30 per share. Those shares vest over Dr. Myers' four-year period of service with the Company measured from the option grant date.

     In May 1996, the Company and Mr. McCracken entered into an agreement whereby he is employed as Vice President, Business Development of the Company. Pursuant to his agreement, Mr. McCracken received a signing bonus of $10,000 and was to receive an annual base salary of $145,000 (his current salary is $195,000), which would be reviewed annually by the President and Chief Executive Officer. In addition, Mr. McCracken would be eligible for a bonus of up to 20% of his annual base salary. In the event the Company terminates Mr. McCracken's employment without "cause," Mr. McCracken will be entitled to receive an aggregate severance benefit of nine months of his base salary and benefits. Simultaneous with the execution of Mr. McCracken's employment agreement, the Company and Mr. McCracken entered into a stock option agreement granting Mr. McCracken an option to purchase 72,500 shares of Common Stock with an exercise price of $0.30 per share. The shares subject to the option vest over Mr. McCracken's four-year period of service measured from the option grant date.

     In March 1997, the Company and Ms. Eastham entered into an agreement whereby she is employed as Vice President, Finance and Administration and Chief Financial Officer. Pursuant to her agreement, Ms. Eastham (i) was to receive an annual base salary of $186,000 (her current salary is $201,810), which would be reviewed annually by the Chief Executive Officer and Board of Directors, and
(ii) would be eligible for a bonus of up to 20% of her annual base salary to be awarded at the discretion of the Board of Directors. In the event the Company terminates Ms. Eastham's employment without "cause" within two years after her date of hire, Ms. Eastham will be entitled to receive an aggregate severance benefit of her base salary and benefits for six months, unless she obtains full-time employment prior to the end of that six-month period. Simultaneous with the execution of Ms. Eastham's employment agreement, the Company and Ms. Eastham entered into a Stock Option Agreement granting her an option to purchase 87,500 shares of Common Stock with an exercise price of $0.40 per share. The shares subject to the option vest over her four-year period of service with the Company measured from the grant date.

     In connection with an acquisition of the Company by merger or asset sale, each outstanding option held by individuals in the Company's employ or service, including the Chief Executive Officer and the other Named Executive Officers, under the 1997 Stock Incentive Plan will automatically accelerate in full, except to the extent such options are to be assumed by the successor corporation. In addition, the Compensation Committee as Plan Administrator has provided for the accelerated vesting of the shares of Common Stock subject to outstanding options, or any unvested shares of Common Stock subject to direct issuances, in connection with the termination of employment following: (i) a merger or asset sale in which these options are assumed or the repurchase rights applicable to those shares are assigned or (ii) certain changes in control of the Company.

     The following Board Compensation Committee Report on Executive Compensation and the Performance Graph on page 20 should not be considered to be part of this proxy statement and any current or future cross references to this proxy statement in filings with the SEC under either the Securities Act or the Securities Exchange Act shall include the report or the graph reproduced below.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee presents this report regarding compensation for the Company's executive officers and the Chief Executive Officer of the Company.

GENERAL COMPENSATION POLICY

     The Company's primary objective is to maximize the value of the Company's shares over time. Accomplishing this objective requires achieving specific Company milestones and developing and ultimately marketing superior technologies that accelerate the discovery process. The overall goal of the Compensation Committee is to develop compensation practices that will allow the Company to attract and retain the people needed to achieve the Company's objectives.

     The Company compensates its executive officers with a combination of salary and incentives designed to focus and balance their efforts on maximizing both the near-term and long-term financial performance of the Company. In addition, the Company's compensation structure rewards individual performance that furthers Company goals. Elements of each officer's compensation include the following:

     - Base Salary

     - Annual Incentives

     - Long-term Incentives

     - Benefits

     Each officer's compensation package is designed to provide an appropriately weighted mix of these elements which cumulatively provides a level of compensation roughly equivalent to that paid by companies of similar size and complexity in similar industries.

     Base Salary. Base salary and increases in base salary are determined by individual performance and the salary levels in effect for companies of similar size and complexity in similar industries. The Compensation Committee attempts to keep the base salaries of the Company's officers at a level broadly in line with the median of the salaries of officers in comparative companies. The Compensation Committee also evaluates individual experience and performance and specific issues particular to the Company, such as success in raising capital, creation of stockholder value and achievement of specific Company milestones.

     Annual Incentives. Annual Incentives are paid under an incentive compensation program. Bonus awards are set at a level competitive among peer group companies and early-stage high growth technology companies. Potential cash incentive compensation paid under this plan is set as a significant percentage of each officers' base salary. All of the incentive compensation is directly tied to performance and is at risk. Each officer earns incentive compensation based upon a mix of Company performance and personal performance. Company performance is measured by achievement of specific Company milestones. Compensation for personal performance under this plan is awarded by the Compensation Committee based upon both an objective and subjective evaluation of the performance of each officer. No incentive compensation is paid for Company performance or personal performance unless specific Company and individual goals are achieved during the fiscal year. In 1998, incentive compensation earned by executive officers averaged 20% of base salary.

     Long-Term Incentives. Long-term incentive compensation in the form of stock options is expected to be the largest element of total compensation over time. Grants of stock options are designed to align the long-term interests of each officer with the long-term interests of the Company and its stockholders. Stock options provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The size of the option grant to each officer is based on the officer's current and expected future contributions to the business and vesting position. Awards of stock options are designed to have an expected aggregate exercise value over time equal to a multiple of salary which will create a significant opportunity for stock ownership, motivation to remain with the Company and incentive to increase stockholder value.

     Benefits. Benefits offered to the Company's officers are substantially the same as those offered to all the Company's regular employees and are consistent with industry practice.

CEO COMPENSATION

     In setting compensation payable to the Company's Chief Executive Officer, Dr. Anido, we have sought to be competitive with companies of similar size and complexity in similar industries. Dr. Anido's incentive compensation is dependent upon the Company's performance and our evaluation of his personal contribution to the Company's performance. No incentive compensation is paid to Dr. Anido unless progress is made toward specific Company goals or these goals are achieved during the fiscal year. In 1998, incentive compensation earned by Dr. Anido was approximately 22% of base salary.

     We conclude our report with the acknowledgement that no member of the Compensation Committee is a current officer or employee of CombiChem or any of its subsidiaries.

     Submitted by the Compensation Committee of the Company's Board of Directors.

                             COMPENSATION COMMITTEE

                                 ARTHUR REIDEL
                                 WILLIAM SCOTT

PERFORMANCE GRAPH

     The following graph compares total stockholder returns since the Company became a reporting company under the Exchange Act to the Nasdaq Composite Index for the Nasdaq Stock Market and the Nasdaq Biotech Index. The total return for each of the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Biotech Index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock. The Nasdaq Composite Index tracks the aggregate price performance of equity securities traded on the Nasdaq. The Nasdaq Biotech Index tracks approximately 25 domestic stocks in the biotechnology sector; companies comprising the Nasdaq Biotech Index are available upon written request to Investor Relations at the Company's executive offices. The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

                                                                                 NASDAQ BIOTECH             NASDAQ COMPOSITE
                                                     COMBICHEM, INC.                  INDEX                       INDEX
                                                     ---------------             --------------             ----------------
'5/8/98'                                                   100                         100                         100
'6/30/98'                                                   87                          94                         102
'9/30/98'                                                   50                          95                          91
'12/31/98'                                                  54                         118                         130
'3/31/99'                                                   47                         132                         180

                              CERTAIN TRANSACTIONS

     In May 1998, the Company sold 250,000 shares of its Common Stock to Elan International Services Ltd. in connection with the Company's initial public offering.

     In February 1997 as incentive for employment, and in June 1997 under an employee loan program provided for the exercise of options, the Company made loans in the amounts of $96,000 and $23,044, respectively, to Dr. Anido, the President, Chief Executive Officer and a Director of the Company, for an aggregate indebtedness as of March 31, 1999 of $63,822, which includes accrued interest. Each loan is secured by shares of Common Stock held by Dr. Anido. The loan for $96,000 is represented by a promissory note which is due and payable on the earlier of February 23, 2002, the expiration of the 60-day period following the date Dr. Anido ceases to remain in the service of CombiChem, or the date that CombiChem completes the consummation of any corporate transaction, as defined in the promissory note agreement. This loan bears no interest. In December 1998, the Compensation Committee of the Board of Directors forgave $48,000 of this loan. The loan for $23,044 is represented by a promissory note which is due and payable in three annual installments and is due in full upon the third anniversary of the loan. This loan bears an interest rate of 6.14%. The largest amount of indebtedness outstanding since the beginning of the last fiscal year was $119,044.

     In September 1995 as incentive for employment, and in June 1997 under an employee loan program provided for the exercise of options, the Company made loans in the amounts of $150,000 and $30,375, respectively, to Dr. Myers, the Vice President, Chief Scientific Officer, Chief Operating Officer and a Director of the Company, for an aggregate indebtedness as of March 31, 1999 of $201,997, which includes accrued interest. Each loan is secured by shares of Common Stock held by Dr. Myers. The loan for $150,000 is represented by a promissory note which is due and payable on the earlier of April 30, 2000 or the occurrence of certain events, such as the expiration of the 30-day period following the date Dr. Myers ceases to remain in the employment of CombiChem. This loan bears an interest rate equal to the applicable minimum Federal rate on the date of the loan. The loan for $30,375 is represented by a promissory note that is due and payable in three annual installments and is due in full upon the third anniversary of the loan. This loan bears an interest rate of 6.14%. The largest amount of indebtedness outstanding since the beginning of the last fiscal year was $202,126.

     For information regarding employment agreements with Named Executive Officers, see "Executive Compensation and Other Information."

     All of the Company's officers are employed by the Company at will. The Company has entered into indemnification agreements with each of its directors and executive officers.

     The Company expects that all future transactions between the Company and its officers, directors and principal stockholders and their affiliates will be approved in accordance with the Delaware General Corporation Law by a majority of the Board, as well as by a majority of the independent and disinterested directors of the Board, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the Nasdaq National Market System. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, during the 1998 fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

                 STOCKHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received no later than December 8, 2000, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     In addition, the proxy solicited by the Board of Directors for the year 2000 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than January 7, 2000.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the 1998 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on or about March 31, 1999. Stockholders may obtain a copy of this report, without charge, by writing to the Vice President, Finance and Administration and Chief Financial Officer of the Company, at the Company's principal executive offices located at 9050 Camino Santa Fe, San Diego, California, 92121

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                          By Order of the Board of Directors
                                          /s/ FAYE H. RUSSELL

Dated: April 6, 1999                      Faye H. Russell
                                          Secretary

                                 COMBICHEM, INC.
                            1997 STOCK INCENTIVE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


I.   PURPOSE OF THE PLAN

     This 1997 Stock Incentive Plan is intended to promote the interests of CombiChem, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

     Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A.   The Plan shall be divided into five separate equity programs:

          - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

          - the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

          - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

          - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

          - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

     B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

     D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

          (i)  Employees,

          (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals serving as non-employee Board members on the Underwriting Date who have not previously received a stock option grant from the Corporation, (ii) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

     F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.   STOCK SUBJECT TO THE PLAN

     A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 2,072,170 shares of Common Stock. Such share reserve includes an increase of 1,000,000 shares authorized by the Board on March 24, 1999, subject to stockholder approval at the 1999 Annual Meeting. To the extent any unvested shares of Common Stock outstanding under the Predecessor Plan as of the Plan Effective Time are subsequently repurchased by the Corporation, at the option exercise price paid per share, in connection with the holder's termination of service prior to vesting in the shares, those repurchased shares shall be added to the reserve of Common Stock available for issuance under the Plan.

     B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

     C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation (including unvested shares issued under the Predecessor Plan and repurchased by the Corporation at or after the Plan Effective Time), at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under
Section IV of Article Two of the Plan shall NOT be available for subsequent issuance under the Plan.

     D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members,
(iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


I.   OPTION TERMS

     Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

               (i)  cash or check made payable to the Corporation,

               (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the

Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.   EFFECT OF TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iii) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.   ELIGIBILITY. Incentive Options may only be granted to Employees.

     B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

     C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent:
(i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     E. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction, so that each such option shall, immediately prior to the effect date of such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

     F. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     G. The Plan Administrator shall have the discretionary authority to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Change in Control so that each such option shall, immediately prior to the effect date of such Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of Optionee's cessation of Service.

     H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

     I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.   STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

          (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

          (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

          (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

          (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

          (iii) The grant of such limited stock appreciation right shall automatically constitute pre-approval by the Plan Administrator of any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.


                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM


I.   OPTION GRANTS

     The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall automatically be granted an option under the Salary Investment Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

II.  OPTION TERMS

     Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A divided by (B x 66-2/3%), where

          X is the number of option shares,

          A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

     C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service or (iii) the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

     D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

I.   STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.   PURCHASE PRICE.

          1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

          2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

               (i)  cash or check made payable to the Corporation, or

               (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.   VESTING PROVISIONS.

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

               (ii) the number of installments in which the shares are to vest,

               (iii) the interval or intervals (if any) which are to lapse between installments, and



               (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

          C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.


                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

I.   OPTION TERMS

     A.   GRANT DATES. Option grants shall be made on the dates specified below:

          1. Each individual serving as a non-employee Board member on the Underwriting Date shall automatically be granted at that time a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary and has not previously received a stock option grant from the Corporation.

          2. Each individual who is first elected or appointed as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

          3. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received a stock option grant from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

     B.   EXERCISE PRICE.

          1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

     D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 20,000-share automatic option grant shall vest, and the Corporation's repurchase right shall lapse, as follows: (i) twenty-five percent (25%) upon Optionee's completion of one (1) year of Board service measured from the grant date and (ii) the balance in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36)-month period measured from the first anniversary of the option grant date. Each annual 5,000-share automatic option shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the grant date.

     E. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

          (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

     D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

I.   OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

II.  OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

          X = A divided by (B x 66-2/3%), where

          X is the number of option shares,

          A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

          B is the Fair Market Value per share of Common Stock on the option grant date.

     C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each month of Board service over the twelve (12)-month period measured from the grant date. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service.

     Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

     D. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                  ARTICLE SEVEN

                                  MISCELLANEOUS

I.   FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately at the Plan Effective Time. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time at or after the Plan Effective Time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Time, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Section 12 Registration Date. All options outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D. The Plan shall terminate upon the earliest to occur of (i) October 31, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on October 31, 2007, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     C. On March 24, 1999, the Board amended the Plan to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan from 1,072,170 shares to 2,072,170 shares. This amendment is subject to stockholder approval at the 1999 Annual Meeting. Until such stockholder approval is obtained, any options granted on the basis of the amendment shall not become exercisable in whole or in part, and those options shall terminate without ever becoming exercisable for the option shares. All option grants and direct stock issuances made prior to the amendment shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in this amendment shall be deemed to modify or in any way affect those outstanding options or issuances.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


     The following definitions shall be in effect under the Plan:

     A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

     B.   BOARD shall mean the Corporation's Board of Directors.

     C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

          (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

          (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

     D.   CODE shall mean the Internal Revenue Code of 1986, as amended.

     E.   COMMON STOCK shall mean the Corporation's common stock.

     F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean CombiChem, Inc., a Delaware corporation, and its successors.

     H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

     I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

     J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

     K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

     N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

     O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     R.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

     U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     X. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

     Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     Z. PLAN EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced.

     AA. PREDECESSOR PLAN shall mean the Corporation's pre-existing Stock Option Plan in effect immediately prior to the Plan Effective Time hereunder.

     BB. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

     CC. SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment option grant program in effect under the Plan.

     DD. SECONDARY COMMITTEE shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

     EE. SECTION 12 REGISTRATION DATE shall mean the date on which the Common Stock is first registered under Section 12 of the 1934 Act.

     FF. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

     GG. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     HH. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange. II. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     JJ. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

     KK. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     LL. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     MM. TAXES shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

     NN. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     OO. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

     PP. UNDERWRITING DATE shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                                 COMBICHEM, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints Vicente Anido, Jr. and Faye H. Russell jointly and severally, as proxies, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CombiChem, Inc. to be held on Thursday, May 6, 1999, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3

1.    Election of Directors:

      Nominees: Michael J. Pazzani and Peter L. Myers will stand for election to the Board for terms to expire in 2002.

[ ]   Vote FOR all nominees above (except as withheld in the space below)

[ ]   Vote WITHHELD from all nominees

      Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.

-------------------------------------------------------------------------------

2.    Amend Stock Incentive Plan:

      Ratification and approval to amend the Company's 1997 Stock
      Incentive Plan.

      [ ]    Vote FOR           [ ]    Vote AGAINST            [ ]    ABSTAIN

-------------------------------------------------------------------------------

3.    Ratification of Accountants:

      Ratification and approval of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1999.

      [ ]    Vote FOR           [ ]    Vote AGAINST            [ ]    ABSTAIN

                            (Please sign and date on reverse side)

   UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

                                        Dated:                       , 19


                                        Signature of Stockholder


                                        Printed Name of Stockholder


                                        Title (if appropriate)

                                        Please sign exactly as name appears
                                        hereon. If signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.

            CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. [ ]